UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

H&E EQUIPMENT SERVICES, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Step 1: Go to www.envisionreports.com/HEES. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. Online: go to www.envisionreports.com/HEES or scan the QR code — login details are located in the shaded bar below. Votes submitted telephonically must be received by 7:00 P.M., Eastern Time, on May 15, 2024. Stockholder Meeting Notice. Important Notice Regarding the Availability of Proxy Materials for the H&E Equipment Services, Inc. Stockholder Meeting to be Held on May 16, 2024. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and details of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the 2023 proxy statement and annual report before voting. The proxy statement and annual report to stockholders are available at: www.envisionreports.com/HEES. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 6, 2024 to facilitate timely delivery.

Stockholder Meeting Notice. H&E Equipment Services, Inc.’s Annual Meeting of Stockholders will be held on May 16, 2024 at 7:30 a.m. Central Time at the Grand Hyatt DFW Hotel, Asia Room, 2337 South International Parkway, DFW Airport, Texas 75261. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4: 1. Election of Directors: 01 - John M. Engquist 02 - Bradley W. Barber 03 - Paul N. Arnold 04 - Gary W. Bagley 05 - Bruce C. Bruckmann 06 - Patrick L. Edsell 07 - Thomas J. Galligan III 08 - Lawrence C. Karlson 09 - Jacob Thomas 10 - Mary P. Thompson 11 - Suzanne H. Wood. 2. Ratification of appointment of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2024. 3. Advisory vote on Named Executive Officer compensation as disclosed in the Proxy Statement. 4. Approval of the Company's Amended and Restated 2016 Stock-Based Incentive Compensation Plan. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/HEES. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials H&E Equipment Services, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 6, 2024.